SUBSIDIARIES OF
                               MERIT BEHAVIORAL CARE CORPORATION



Subsidiary                                               State of Organization
Achievement and Guidance Centers of New York, Inc.                    NY
Addiction Treatment Services Inc.                                     NY
AGCA Acquisition Corporation-New York, Inc.                           DE
AGCA Acquisition Corporation-Pennsylvannia                            DE
AGCA Headquarters Limited Partnership                                 PA
AGCA New York, Inc.                                                   NY
AGCA, Inc.                                                            PA
AGCA IPA of New York, Inc.                                            NY
AGCA/Better Health Plan, Inc.                                         NY
AGCA/Chubb Health, Inc.                                               NY
AGCA/Net Recovery Systems                                             PA
AGCA/Sanus New York, Inc.                                             NY
Alliance Health Systems, Inc.                                         IN
American Biodyne, Inc.                                                DE
Arizona Biodyne, Inc.                                                 AZ
Assured Health Systems, Inc.                                          MA
BCOV-GP, Inc.                                                         DE
BenesYs, Inc.                                                         DE
Biodyne Holding Company of Ohio, Inc.                                 OH
California Biodyne Health Services, Inc.                              CA
Choate Health Management, Inc.                                        MA
Choate Integrated Behavioral Healthcare Corporation                   MA
Choate Mental Health Center, Inc.                                     MA
Colorado Biodyne, Inc.                                                CO
Companion Benefit Alternatives, Inc.                                  SC



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Continuum Behavioral Healthcare Corporation                           DE
EMHC-MBC of New York LLC                                              NY
EMHC-MBC Services of New York LLC                                     NY
EMHC/MBC IPA Providers of New York, LLC                               NY
Group Plan Clinic, Inc.                                               TX
Hawaii Biodyne, Inc.                                                  HI
Indiana Biodyne, Inc.                                                 IN
Louisiana Biodyne, Inc.                                               LA
Maine Biodyne, Inc.                                                   ME
Massachusetts Biodyne, Inc.                                           MA
MBC Behavioral Care of New York, Inc.                                 NY
MBC Behavioral Health Services of New York, Inc.                      NY
MBC Federal Programs, Inc.                                            DE
MBC Health Care of New York, Inc.                                     NY
MBC Health Providers of Texas, Inc.                                   TX
MBC Health Services of New York, Inc.                                 NY
MBC Management Services of New York, LLC                              NY
MBC National Service Corporation                                      DE
MBC of America, Inc.                                                  DE
MBC of Louisiana, Inc.                                                LA
MBC of Nebraska, Inc.                                                 NE
MBC of New York, Inc.                                                 NY
MBC of Tennessee, Inc.                                                TN
MBC of Tennessee, LLC                                                 TN
MBC Providers of New York, Inc.                                       NY
MBC Washington Systems, Inc.                                          WA
MBC/IPA Providers of NewYork, LLC                                     NY
MBCS of North Carolina, Inc.                                          NC
Merit Behavioral Care Corporation of Iowa                             IA
Merit Behavioral Care of California, Inc.                             CA




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Merit Behavioral Care of Florida, Inc.                                FL
Merit Behavioral Care of Georgia, Inc.                                GA
Merit Behavioral Care of Illinois, Inc.                               IL
Merit Behavioral Care of Maryland, Inc.                               MD
Merit Behavioral Care of Montana, Inc.                                MT
Merit Behavioral Care of Pennsylvania, Inc.                           PA
Merit Behavioral Care of Texas, Inc.                                  TX
Merit Behavioral Care Systems Corporation                             OH
Merit Health Insurance Company                                        IL
Merit Holdings Corp.                                                  DE
Michigan Biodyne, Inc.                                                MI
New Mexico Biodyne, Inc.                                              NM
Nevada Biodyne, Inc.                                                  NV
Ohio Biodyne, Inc.                                                    OH
Orion Life Insurance Company                                          DE
P.P.C., Inc.                                                          MO
Personal Performance Consultants of New York, Inc.                    NY
PPC Group, Inc.                                                       DE
ProPsych, Inc.                                                        FL
Quality Healthcare Solutions, Inc.                                    PA
Tennessee Biodyne, Inc.                                               TN
U.S. IPA  Providers, Inc.                                             NY
Vermont Biodyne, Inc.                                                 VT




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